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                                                                    Exhibit 99.2

           SECTION 906 CERTIFICATION BY THE CHIEF FINANCIAL OFFICER


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         I, Timothy M. Mayleben, Chief Financial Officer of Esperion
Therapeutics, Inc., a Delaware corporation (the "Company"), hereby certify that:

         (1) The Company's periodic report on Form 10-Q for the period ended June 30, 2002 (the "Form 10-Q") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      * * *


  /s/ Timothy M. Mayleben
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Timothy M. Mayleben,
Chief Financial Officer

Date:    August 14, 2002